Exhibit 99.1

ATRM Announces TERMS FOR RIGHTS OFFERING

St. Paul, Minn (08/07/15) — ATRM Holdings, Inc. (Nasdaq: ATRM) today announced that a Special Committee of its Board of Directors has set terms for its previously announced rights offering to holders of shares of its common stock.

Upon commencement of the rights offering on August 17, 2015, the Company will distribute to its shareholders as of 5:00 p.m., Eastern Time, on July 27, 2015, the record date, one subscription right for each share of the Company’s common stock owned. Each subscription right will entitle the holder to purchase one share of the Company’s common stock at a subscription price of $3.00 per share, with the subscription period expiring at 5:00 p.m., Eastern Time, on September 16, 2015, unless extended. The rights offering also will include an over-subscription privilege, which will entitle each rights holder that exercises its basic subscription rights in full to purchase additional shares of common stock that remain unsubscribed at the expiration of the rights offering, subject to certain limitations. The Company expects to issue an aggregate of 1,246,473 shares of common stock in the rights offering, assuming the rights offering is fully subscribed.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, and there will be no sale of any securities in any state in which such an offer, solicitation, or purchase would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The offer of the shares of common stock issuable upon exercise of the rights to be distributed in the proposed rights offering will be made only by means of the prospectus forming a part of the Company’s registration statement filed with the Securities and Exchange Commission, following receipt of notice of effectiveness of the registration statement from the Securities and Exchange Commission, and related documents.

About ATRM Holdings, Inc.

ATRM Holdings, Inc. (Nasdaq: ATRM), through its wholly-owned subsidiaries KBS Builders, Inc. and Maine Modular Haulers, Inc., manufactures modular housing units for commercial and residential applications. ATRM is based in Mahtomedi, Minnesota, with facilities in South Paris and Waterford, Maine. ATRM’s website is www.atrmholdings.com.

Forward-Looking Statements

This press release may contain “forward-looking statements”, as such term is used within the meaning of the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” are not based on historical fact and involve assessments of certain risks, developments, and uncertainties in the Company’s business looking to the future. Such forward-looking statements can be identified by the use of terminology such as “may”, “will”, “should”, “expect”, “anticipate”, “estimate”, “intend”, “continue”, or “believe”, or the negatives or other variations of these terms or comparable terminology. Forward-looking statements may include projections, forecasts, or estimates of future performance and developments. These forward-looking statements are based upon assumptions and assessments that the Company believes to be reasonable as of the date hereof. Whether those assumptions and assessments will be realized will be determined by future factors, developments, and events, which are difficult to predict and may be beyond the Company’s control. Actual results, factors, developments, and events may differ materially from those the Company assumed and assessed. Risks, uncertainties, contingencies, and developments, including those discussed in the Company’s filings with the SEC, could cause the Company’s future operating results to differ materially from those set forth in any forward-looking statement. There can be no assurance that any such forward-looking statement, projection, forecast or estimate contained can be realized or that actual returns, results, or business prospects will not differ materially from those set forth in any forward-looking statement. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.

Registration Statement

The Company has filed with the SEC a Registration Statement on Form S-1 (including a preliminary prospectus) related to the rights offering, which has not been declared effective. Securities may not be sold, nor may offers to buy be accepted, in the rights offering before the registration statement is declared effective. At that time, a copy of the prospectus forming a part of the registration statement may be obtained, free of charge, on the SEC website at www.sec.gov, or by contacting the information agent for the rights offering, InvestorCom, Inc., toll free at (877) 972-0090. Before you invest, you should carefully read the prospectus and other documents the Company has filed with the SEC for more complete information about the Company and the rights offering.

Company Contact:	Rights Offering Information Contact:
Paul Askegaard	John Glenn Grau
ATRM Holdings, Inc.	InvestorCom, Inc.
(651) 704-1812	(877) 972-0090